Exhibit 4.5

REGISTRATION RIGHTS JOINDER AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22, 2004, among EnvestNet Asset Management Group, Inc. (“the Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement, entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

Vincent DeGiaimo

31 Ridge Croft Rd
Bronxville, NY 10708

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: 7/18, 2008

/s/ Vincent DeGiaimo
Vincent DeGiaimo

Accepted and Agreed, effective as

of 7/29, 2008.

Envestnet Asset Management Group, Inc.

By:	/s/ Judson Bergman
Name:	Judson Bergman
Title:	Chief Executive Officer

EXECUTION COPY

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22, 2004, among EnvestNet Asset Management Group, Inc. (the “Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement, entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

Apex Investment Fund IV, L.P.

c/o APEX VENTURE PARTNERS
225 WEST WASHINGTON
SUITE 1500
CHICAGO, IL 60606

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: September 19, 2008

Apex Investment Fund IV, L.P.
Apex Investment Fund IV, L.P.
By:	Apex Management IV, L.L.C.
	Its General Partner	By:
By:	/s/ James A. Johnson	Name:
Its:
Managing Member

Accepted and Agreed, effective as

of September 19, 2008.

Envestnet Asset Management Group, Inc.

By:	/s/ Judson Bergman
Name:	Judson Bergman
Title:	CEO

EXECUTION COPY

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22, 2004, among EnvestNet Asset Management Group, Inc. (the “Company”) and each of the parties thereto, as amended by. a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement, entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

George W. Connell

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: September 19, 2008

/s/ George W. Connell
George W. Connell

Accepted and Agreed, effective as

of September 19, 2008.

Envestnet Asset Management Group, Inc.

By:	/s/ Judson Bergman
Name:	Judson Bergman
Title:	CEO

EXECUTION COPY

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22, 2004, among EnvestNet Asset Management Group, Inc. (the “Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement, entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

Foundation Capital III, L.P.

250 Middlefield Road
Menlo Park, CA 94025

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument

Dated: September 19, 2008

Foundation Capital III, L.P.
By: Foundation Capital Mgmt. Co. III, LLC

By:	/s/ Paul G. Koontz
Name:	Paul G. Koontz
Its:	Manager

Accepted and Agreed, effective as of September 19, 2008.

Envestnet Asset Management Group, Inc.

By:	/s/ Judson Bergman
Name:	Judson Bergman
Title:	CEO

EXECUTION COPY

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22, 2004, among EnvestNet Asset Management Group, Inc. (the “Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement, entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

Foundation Capital III Principals Fund, LLC
250 Middlefield Road
Menlo Park, CA 94025

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: September 19, 2008

FOUNDATION CAPITAL III PRINCIPALS FUND, LLC

By:	Foundation Capital Mgmt. Co. III, LLC
	By:	/s/ Paul G. Koontz
	Name:	Paul G. Koontz
	Title:	Manager

Accepted and Agreed, effective as of September 19, 2008.

Envestnet Asset Management Group, Inc.

By:	/s/ Judson Bergman
Name:	Judson Bergman
Title:	CEO

EXECUTION COPY

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22,2004, among EnvestNet Asset Management Group, Inc. (the “Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement, entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

LMS Capital (Bermuda), Ltd.

Richmond House
12 Par La Ville Road
Hamilton HMDX
Bermuda

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: September 19, 2008

LMS Capital (Bermuda), Ltd.

By:	/s/ Earl Campbell
Name:	Earl Campbell
Its:	Director

Accepted and Agreed, effective as of September 19, 2008.

Envestnet Asset Management Group, Inc.

By:	/s/ Judson Bergman
Name:	Judson Bergman
Title:	CEO

EXECUTION VERSION

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Right Agreement, dated as of March 22, 2004 among EnvestNet Asset Management Group, Inc. (the “Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement, entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

The Northwestern Mutual Life
Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
ATTN: Securities Department

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: September 19, 2008

The Northwestern Mutual Life Insurance Company

By:	/s/ Richard A. Strait
Name:	Richard A. Strait
Its:	Its Authorized Representative

Accepted and Agreed, effective as
of September 19, 2008.

Envestnet Asset Management Group, Inc.

By:	/s/ Judson Bergman
Name:	Judson Bergman
Title:	CEO

EXECUTION COPY

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22, 2004, among EnvestNet Asset Management Group, Inc. (the “Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement. entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

The PMG-NG Direct Investment Fund, L.P.

Natalie Geissler
WestLB Mellon Asset Management (USA) LLC
100 N. Riverside Plaza - Suite 1700
Chicago, IL 60606

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: September 19, 2008

The PMG-NG Direct Investment Fund L.P.

By:	/s/ Chris Brandely	/s/ Natalie Geissler
Name:	Chris Brandely	Natalie Geissler
Its:	Authorized Signatory	Authorized Signatory

Accepted and Agreed, effective as
of September 19, 2008.

Envestnet Asset Management Group, Inc.

By:	/s/ Judson Bergman
Name:	Judson Bergman
Title:	CEO

EXECUTION COPY

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22, 2004, among EnvestNet Asset Management Group, Inc. (the “Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement, entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

WP Private Equity Opportunity
Fund L.P.

30 South Wacker Drive
Suite 3920
Chicago, IL 60606

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: September 19, 2008

WP Private Equity Opportunity Fund L.P.

By:	/s/ Gregory J. Jania
Name:	Gregory J. Jania
Its:	Authorized Signatory

Accepted and Agreed, effective as
of September 19, 2008.

Envestnet Asset Management Group, Inc.

By:	/s/ Judson Bergman
Name:	Judson Bergman
Title:	CEO

EXECUTION COPY

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22, 2004, among EnvestNet Asset Management Group. Inc. (the “Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned ha11 become a Holder under the Agreement, entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

West Side Investment Management, Inc.

400 South Fourth Street, 3rd Floor
Las Vegas Nevada 89101

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: September 19, 2008

West Side Investment Management, Inc.

By:	/s/ Kenneth V. Hager
Name:	Kenneth V. Hager
Its:	Treasurer

Accepted and Agreed, effective as
of September 19, 2008.

Envestnet Asset Management Group, Inc.

By:	/s/ Judson Bergman
Name:	Judson Bergman
Title:	CEO

EXECUTION COPY

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22, 2004, among EnvestNet Asset Management Group, Inc. (the “Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement”), the undersigned hereby agrees to become a party to and be bound by all of the terms and conditions of the Agreement, and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement, entitled to the rights of a Holder thereof. Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

Foundation Capital Leadership Fund, L.P.

Attn: CFO

250 Middlefield Road

Menlo Park, CA 94025

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: July 29, 2009

Foundation Capital Leadership Fund, L.P.

By:	/s/ Mike Schuh
Name:	MIKE SCHUH
Its:	MANAGER

Accepted and Agreed, effective as of July 29, 2009.

Envestnet Asset Management Group, Inc.

By:	/s/ Christopher Curtis
Name:	Christopher Curtis
Title:	SVP, Treasurer, Assistant Secretary

EXECUTION COPY

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 11 of the Registration Rights Agreement, dated as of March 22, 2004, among EnvestNet Asset Management Group, Inc. (the “Company”) and each of the parties thereto, as amended by a First Amendment to Registration Rights Agreement dated as of August 30, 2004 and a Second Amendment to Registration Rights Agreement dated as of March 24, 2005 (as so amended, the “Agreement’), the undersigned hereby agrees to become a party to and he bound by all of the terms and conditions of the Agreement and the Company acknowledges and agrees that the undersigned shall become a Holder under the Agreement, entitled to the rights of a Holder thereof Terms used herein and not defined, have such meaning as set forth in the Agreement.

The address of the undersigned for notices under the Registration Rights Agreement shall be as follows:

Foundation Capital Leadership Principals Fund, LLC

Attn: CFO

250 Middlefield Road

Menlo Park, CA 94025

This Joinder Agreement may be executed in counterparts, with each an original and all of which together shall be one and the same instrument.

Dated: July 29, 2009

Foundation Capital Leadership Principals Fund, LLC

By:	/s/ Mike Schuh
Name:	MIKE SCHUH
Title:	MANAGER

Accepted and Agreed, effective as of July 29, 2009.

Envestnet Asset Management Group, Inc.

By:	/s/ Christopher Curtis
Name:	Christopher Curtis
Title:	SVP, Treasurer, Assistant Secretary